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                                                                 EXHIBIT 10.24


                                                       OSI Pharmaceuticals, Inc.
                                                58 South Service Road, Suite 110
                                                              Melville, NY 11747
                                                   T 631.962.2000 F 631.752.3880
                                                                    www.osip.com


[(OSI)(TM) PHARMACEUTICALS LOGO)]

January 11, 2004

                                                             VIA FEDERAL EXPRESS

Sean A. McCarthy, D.Phil.
Vice President, Business Development
Structural GenomiX, Inc.
10505 Roselle Street
San Diego, CA  92121

Re: Collaboration Agreement dated August 1, 2003 between Structural GenomiX, Inc. and OSI Pharmaceuticals, Inc.

Dear Sean:

This letter confirms acceptance by Structural GenomiX of an amendment to Section 2.8(b) of the above-referenced Collaboration Agreement whereby effective immediately, OSI Pharmaceuticals shall have the option to increase its membership on the Joint Steering Committee (JSC) to three (3) representatives, one of whom shall be a non-voting representative.

Please indicate your agreement by signing two copies and returning one copy to my attention at OSI Pharmaceuticals, Inc.

Regards,

/s/ Barbara A. Sawitsky

Barbara A. Sawitsky
Director, Corporate Development


Agreed and Accepted:

STRUCTURAL GENOMIX, INC.

Name:         /s/Herbert G. Mutter
     ----------------------------------------

Title:        Vice President, Finance
      ---------------------------------------

Date:         2/26/04
     ----------------------------------------


Copy:      N. Gibson
           L. Arnold
           A. Castelhano
           N. Pegg